UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2013

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-14174 (Commission File No.)	58-2210952 (I.R.S Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
 (Address and zip code of principal executive offices)

404-584-4000
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

AGL Resources Inc. (“AGL”) is effecting the merger of two of its 401(k) plans, the Nicor Companies Savings Investment Plan (the “SIP”) and the AGL Resources Inc. Retirement Savings Plus Plan (the “RSPP”), and changing the recordkeeper of a third plan, the Nicor Gas Thrift Plan (the “Thrift” and, together with the SIP, the “Nicor 401(k) Plans”).  While the respective trustees and recordkeepers of the RSPP and the Nicor 401(k) Plans are taking the steps necessary to process the plan merger and the recordkeeper change, the participants in the Nicor 401(k) Plans will be unable to direct or diversify investments in their plan accounts, or request a loan, distribution or hardship withdrawal.  Since these restrictions will affect transactions in or out of the AGL common stock fund in each plan, which invests primarily in common stock of AGL, the restrictions will create a blackout period for the Nicor 401(k) Plans (the “401(k) Plan blackout period”).

The 401(k) Plan blackout period is scheduled to last for more than three business days, and the number of participants in the Nicor 401(k) Plans constitutes more than 50% of the total number of participants in similar plans sponsored by AGL and its affiliates.  As a result, pursuant to the Securities and Exchange Commission’s Regulation BTR, a corresponding blackout period will be imposed on all of AGL’s directors and executive officers with respect to equity securities acquired in connection with their service to AGL and its affiliates.

On June 6, 2013, AGL sent a notice to its directors and executive officers informing them of the applicable blackout period, during which time they will be prohibited from engaging in transactions in AGL equity securities acquired in connection with their service to AGL and its affiliates (the “Notice”).  AGL directors and executive officers were informed that the 401(k) Plan blackout period is expected to begin at 4 p.m. Eastern time, on June 21, 2013, and end on July 11, 2013.

AGL provided the Notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.  A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached as Exhibit 99.1 and incorporated herein by reference.

Inquiries regarding the 401(k) Plan blackout period should be directed to Paul R. Shlanta, at AGL Resources Inc., Ten Peachtree Place, NE, Atlanta, Georgia 30309; telephone number (404) 584-4000.

Item 9.01                  Financial Statements and Exhibits.

  (d)  Exhibits

Exhibit No.                            Description

99.1	Notice to Directors and Executive Officers of AGL Resources Inc. Concerning Limitations on Trading in AGL Resources Inc. Equity Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AGL RESOURCES INC.
                         (Registrant)

Date: June 6, 2013                                                                                By: /s/ Andrew W. Evans
                                                    Andrew W. Evans
                                                    Executive Vice President and
                                                    Chief Financial Officer

Exhibit Index

Exhibit No.                                Description

99.1	Notice to Directors and Executive Officers of AGL Resources Inc. Concerning Limitations on Trading in AGL Resources Inc. Equity Securities.